UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

June 16, 2011
Date of Report (Date of earliest event reported)

NORD RESOURCES CORPORATION
(Exact name of registrant as specified in its charter)

DELAWARE (State or other jurisdiction of incorporation)	1-08733 (Commission File Number)	85-0212139 (IRS Employer Identification No.)

1 West Wetmore Road, Suite 203 Tucson, Arizona (Address of principal executive offices)	85705 (Zip Code)

520-292-0266
Registrant's telephone number, including area code

Not applicable.
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
[ ]	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[ ]	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[ ]	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[ ]	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

TABLE OF CONTENTS
Item	Description
5.07	Submission of Matters to a Vote of Security Holders
8.01	Other Events

SECTION 5 - CORPORATE GOVERNANCE AND MANAGEMENT

Item 5.07.    Submission of Matters to a Vote of Security Holders

An Annual General Meeting of Shareholders ("AGM") of Nord Resources Corporation (the "Company") was held on June 16, 2011 to approve the agenda items described below.

Proxies for the AGM were solicited pursuant to Regulation 14A under the Securities Exchange Act of 1934, as amended, and there was no solicitation in opposition to the Company's solicitation.

A total of 83,563,850 registered shares (58.43% of 112,117,627 registered shares outstanding and entitled to vote as of April 28, 2011, the record date for the AGM) were present in person or by proxy, constituted a quorum for the transaction of business, and were voted at the AGM. The agenda items submitted at the AGM were passed as described below. Percentages indicated below reflect the percentage of the total number of registered shares voted at the AGM.

Agenda Item 1.    To elect four (4) directors:

Nominee	For		Withheld
Ronald A. Hirsch	63,225,439	56.39%	2,281,980	2.04%
Stephen D. Seymour	63,283,926	56.44%	2,223,493	1.98%
Douglas P. Hamilton	64,093,417	57.17%	1,414,002	1.26%
John F. Cook	64,239,314	57.30%	1,268,105	1.13%

Votes that were withheld and broker non-votes were counted for the purposes of determining the presence or absence of a quorum but had no other effect on the election of directors. Further, brokers may no longer cast discretionary "uninstructed" votes in any election of directors.

Agenda Item 2.    To approve an amendment to the Company's Amended Certificate of Incorporation to increase the number of authorized shares of common stock from 200,000,000 to 400,000,000. The votes cast for or against this agenda item, and the number of abstentions, were as follows:

For		Against		Abstain
79,000,390	70.46%	7,362,249	6.57%	192,895	0.17%

Abstentions and broker non-votes were counted for purposes of determining the presence or absence of a quorum. Abstentions were deemed to be "votes cast", and had the same effect as a vote against this agenda item. Broker non-votes are not deemed to be votes cast and, therefore, had no effect on the vote with respect to this agenda item.

Agenda Item 3.    To ratify the selection of Mayer Hoffman McCann P.C. as the Company's independent registered public accounting firm for the fiscal year ending December 31, 2011. The votes cast for or against this agenda item, and the number of abstentions, were as follows:

For		Against		Abstain
83,491,330	74.47%	3,032,252	2.70%	31,951	0.03%

Abstentions and broker non-votes were counted for purposes of determining the presence or absence of a quorum. Abstentions were deemed to be "votes cast", and had the same effect as a vote against this agenda item. Broker non-votes are not deemed to be votes cast and, therefore, had no effect on the vote with respect to this agenda item.

SECTION 8 - OTHER EVENTS

Item 8.01     Other Events

The Company's Board of Directors convened a meeting immediately following the AGM and reappointed Wayne Morrison as Chief Executive Officer, President, Chief Financial Officer and Corporate Secretary. Ronald Hirsch was reappointed as Chairman of the Board of Directors.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.
NORD RESOURCES CORPORATION
DATE: June 20, 2011	By: /s/ Wayne M. Morrison Wayne M. Morrison Chief Executive Officer and Chief Financial Officer